LEASES	12 Months Ended
Dec. 31, 2025
Lessee Disclosure [Abstract]
LEASES
NOTE 6 -          LEASES

The Company provides its customers with leasing services of APU engines. The results are reported as part of the Company's activity in MRO services for aviation components. The net revenues from the lease services amounted to $6.9, $5.1 and $5.5 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company leases its operating and office facilities for various terms under long-term, non-cancellable operating lease agreements. The leases expire at various dates through 2035, certain leases contain options to renew or terminate the lease, which are not reasonably certain to be exercised and therefore are not factored into our determination of lease payments.

In 2023, TAT signed a lease agreement for a facility in Charlotte, North Carolina, U.S., which will expire on April 30, 2029. TAT recognized an operating ROU assets and related operating lease liability of approximately $1.0 million.

In January 2024, Piedmont entered into a lease agreement for a building which generated a ROU asset and related lease liability of approximately $0.5 million, which will last until December 2026.

In April 2025, Piedmont signed a renewal of lease agreement for a facility in Greensboro, North Carolina, U.S., for 5 years, with a lease term commencing on July 1, 2025, and that will expire on June 30, 2030. Piedmont has an option of extending the terms of the lease for another 5 years, commencing upon expiration of the extended term. This option was not considered in the calculation of the ROU assets and lease liability. As a result, Piedmont recognized a ROU assets and related operating lease liability of approximately $1.6 million.

In May 2025, TAT on behalf of Limco signed a new lease agreement for an R&D facility in North Carolina, U.S., with a lease term of 10 years that will expire on April 30, 2035. TAT has the right to terminate the lease at the end of the 7th year subject to payment of termination fee of $225 thousand plus other charges. As a result, Limco recognized ROU assets and related operating lease liability of approximately $1.0 million.

In August 2025, TAT signed a new lease agreement for a facility in Kiryat Gat, Israel, with a lease term of 5 years that will expire in August 2030. TAT has an option of extending the terms of the lease for another 5 years, commencing upon expiration of the new lease term. This option was not considered in the calculation of the ROU assets and lease liability. As a result, TAT recognized an ROU assets and related operating lease liability of approximately $0.9 million.

During 2025 and 2024, TAT entered into lease agreements for 6 and 15 vehicles, respectively, for a term of 3 years, totaling approximately $0.6 million of ROU assets and related lease liabilities.

The lease expense was as follows:

	Year ended December 31,
	2025	2024
Operating lease expenses	$1,613	$1,329

Supplemental cash flow information related to leases was as follows:

	Year ended December 31,
	2025	2024
Operating cash flows used for operating leases	$1,660	$1,447
Right-of-use assets obtained in exchange for lease obligations (non-cash)	$3,859	$983

Supplemental balance sheet information related to operating leases is as follows:

	December 31,
	2025	2024
Operating Leases
Operating lease right-of-use assets	$5,807	$2,282

Current operating lease liabilities	$1,474	$939
Non-current operating lease liabilities	4,448	1,345
Total operating lease liabilities	$5,922	$2,284

Weighted Average Remaining Lease Term
Operating leases - Israel	4.39	3.47
Operating leases – United States	5.93	2.44

Weighted Average discount rate
Operating leases - Israel	4.7%	4.52%
Operating leases – United States	6.41%	6.27%

As of December 31, 2025, the maturities of lease liabilities were as follows:

Year	Amount
2026	$1,805
2027	1,423
2028	1,212
2029	1,038
2029 and after	1,526
Total lease payments	7,004
Less imputed interest	(1,082)
Total	$5,922